HOLLAND SERIES FUND, INC.

HOLLAND BALANCED FUND

Supplement Dated November 1, 2012 to the

Prospectus dated January 27, 2012

The following replaces the fourth paragraph under the section entitled “Management” on page 15 of the Prospectus:

The Adviser may waive all or part of its fee from time to time. The Fund will not be required to reimburse the Adviser for any advisory fees waived. The Adviser has currently voluntarily agreed to waive its fees to the extent necessary to limit the Fund’s total operating expenses to 1.75% (on an annualized basis) of the Fund’s average daily net assets. The Adviser may discontinue this cap on total expenses at any time, in its sole discretion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE